SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by Party other than the Registrant    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                               CEL-SCI CORPORATION
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
                     --------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------

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                              CEL-SCI CORPORATION
                           8229 Boone Blvd., Suite 802
                             Vienna, Virginia 22l82
                                 (703) 506-9460

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD June 12, 2017
                                   (Revised)

To the Shareholders:

     Notice is hereby given that the annual meeting of the shareholders of CEL-SCI Corporation ("CEL-SCI") will be held at 4820-C Seton Drive, Baltimore, MD 21215, on June 12, 2017 at 10:30 a.m. local time, for the following purposes:

     (1) to elect the directors who shall constitute CEL-SCI's Board of Directors for the ensuing year;

     (2) to approve the adoption of CEL-SCI's 2017 Non-Qualified Stock Option Plan which provides that up to 20,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Plan;

     (3) to approve the adoption of CEL-SCI's 2017 Stock Bonus Plan which provides that up to 4,000,000 shares of common stock may be issued to persons granted stock bonuses pursuant to the Plan;

     (4) subject to the determination of CEL-SCI's directors that a reverse split would be in the best interest of CEL-SCI's shareholders, to approve a reverse split of CEL-SCI's common stock. A condition of the reverse stock split is that the ratio of the reverse split will be determined by CEL-SCI's Board of Directors, provided that, in any case, the reverse split ratio will not be greater than 1 for 25. The Board of Directors may elect not to proceed with a stock split without further action by the shareholders;

     (5) to approve, on a non-binding advisory basis, the compensation of CEL-SCI's executive officers;

     (6) to approve, on a non-binding advisory basis, the frequency of the advisory vote regarding the compensation of CEL-SCI's executive officers;

     (7) to ratify the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2017; and

     to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     April 5, 2017 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of April 5, 2017, there were 216,478,331 outstanding shares of CEL-SCI's common stock.

                                       CEL-SCI CORPORATION

April 28, 2017                         Geert R. Kersten, Chief Executive Officer

The Board of Directors solicits the enclosed proxy. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please vote promptly.

Important   Notice  Regarding  the  Availability  of  Proxy  Materials  for  the
Shareholder Meeting to be held on June 12, 2017. This Proxy Statement is available at: www.irdirect.net/CVM/sec_filings/

                   If you need additional copies of this Proxy
           Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact our proxy solicitor:
                                 ADVANTAGE PROXY
       (877) 870-8565 (toll free) or (206) 870-8565 (collect) Or by email at: ksmith@advantageproxy.com

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD, AND SIGN, DATE AND RETURN THE PROXY CARD, OR VOTE VIA THE INTERNET OR BY TELEPHONE TO SAVE THE COST OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY

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                            CEL-SCI CORPORATION PROXY
             This Proxy is solicited by CEL-SCI's Board of Directors
                                   (Revised)

The undersigned stockholder of CEL-SCI acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 12, 2017, 10:30 a.m. local time, at 4820-C Seton Drive, Baltimore, MD 21215, and hereby appoints Geert R. Kersten with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

The Board of Directors recommends a vote FOR all the nominees listed below:

(1) To elect the persons who shall constitute CEL-SCI's Board of Directors for the ensuing year.

     [ ] FOR all nominees listed below (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

 Nominees:     Geert R. Kersten   Alexander G. Esterhazy   Peter R. Young
               Bruno Baillavoine

 The Board of Directors recommends you vote FOR the following proposals;

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

(2) To approve the adoption of CEL-SCI's 2017 Non-Qualified Stock Option Plan which provides that up to 20,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Non-Qualified Stock Option Plan.

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

(3) To approve the adoption of CEL-SCI's 2017 Stock Bonus Plan which provides that up to 4,000,000 shares of common stock may be issued pursuant to the Stock Bonus Plan.

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

(4) Subject to the determination of CEL-SCI's directors that a reverse split would be in the best interest of CEL-SCI's shareholders, to approve a reverse split of CEL-SCI's common stock, provided that, in any case, the reverse split ratio will not be greater than 1 for 25. A condition of the reverse stock split is that the ratio of the reverse split will be determined by CEL-SCI's Board of Directors. The Board of Directors may elect not to proceed with a stock split without further action by the shareholders.

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

(5) To approve, on a non-binding advisory basis, the compensation of CEL-SCI's executive officers.

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

(6) To approve, on a non-binding advisory basis, the frequency of the advisory vote regarding the compensation of CEL-SCI's executive officers.

       [ ] ONE YEAR   [ ] TWO YEARS   [ ] THREE YEARS   [ ] ABSTAIN

(7) To ratify the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2017.

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES TO THE BOARD OF DIRECTORS AND ITEMS 2 THROUGH 7.

     Directions     to    the    Annual     Meeting     can    be    found    at
www.cel-sci.com/annual_meeting.html.

                                    Dated this ____ day of _______________ 2017.


                                              --------------------------------
                                                      (Signature)


                                              --------------------------------
                                                      (Signature)

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                Send the proxy by regular mail, email, or fax to:

                               CEL-SCI Corporation
                              Attn: Gavin de Windt
                             8229 Boone Blvd., #802
                                Vienna, VA 22182
                               Phone: 703-506-9460
                                Fax: 703-506-9471
                           Email: gdewindt@cel-sci.com

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May 11, 2017

Dear Fellow Shareholders,

The annual meeting date for CEL-SCI Corporation has been changed to Monday, June 12, 2017 at 10:30 a.m. local time in Baltimore, MD. Enclosed you will find a new notice of annual meeting and proxy card or voting instruction form. All materials that were either mailed to you or e-mailed to you earlier remain the same. The proposals have not changed. If you have already voted you do not need to vote again.

On behalf of the Board of Directors and management, we would like to thank all of our shareholders for their continued support.

Sincerely,

Geert Kersten
Director and Chief Executive Officer